Exhibit 99.1

Press Release	Media Contact: Brendan Ranson-Walsh Senior Vice President, Global Communications 1.213.996.2367 Brendan.Ranson-Walsh@aecom.com	Investor Contact: Will Gabrielski Senior Vice President, Finance, Treasurer 1.213.593.8208 William.Gabrielski@aecom.com

AECOM announces appointment of Kristy Pipes to its Board of Directors

Dallas (September 19, 2022) — AECOM (NYSE: ACM), the world’s trusted infrastructure consulting firm, announced today the appointment of Kristy Pipes to its Board of Directors.

Ms. Pipes brings to the Board extensive management, financial and accounting experience, having held several senior leadership positions throughout her career, including most recently as Managing Director and CFO at Deloitte Consulting, a global management consulting firm. The appointment will be effective on October 1, 2022, and Ms. Pipes will become a member of the Audit Committee upon her appointment to the Board.

“I am pleased to welcome Kristy Pipes to our Board of Directors,” said Douglas Stotlar, AECOM’s chairman of its Board of Directors. “Kristy’s notable experience, leadership and broad range of Professional Services industry expertise will bolster our efforts to advance our strategy as we focus on holistically advising our clients and capitalizing on increasing long-term demand for critical infrastructure, sustainability and resilience.”

From 1999 until her retirement in 2019, Ms. Pipes served in various roles at Deloitte Consulting, including her positions as Managing Director and Chief Financial Officer. She currently serves as a director of Public Storage (NYSE: PSA), as a director of ExlService Holdings, Inc. (Nasdaq: EXLS), and as a director of Savers Value Village, Inc., which is an operator of retail stores. Previously, Ms. Pipes was a director of PS Business Parks, Inc., which was a publicly-traded real estate investment trust until acquired in July 2022.

About AECOM

AECOM (NYSE: ACM), is the world’s trusted infrastructure consulting firm, delivering professional services throughout the project lifecycle – from planning, design and engineering to program and construction management. On projects spanning transportation, buildings, water, new energy and the environment, our public- and private-sector clients trust us to solve their most complex challenges. Our teams are driven by a common purpose to deliver a better world through our unrivaled technical expertise and innovation, a culture of equity, diversity and inclusion, and a commitment to environmental, social and governance priorities. AECOM is a Fortune 500 firm and its Professional Services business had revenue of $13.3 billion in fiscal year 2021. See how we are delivering sustainable legacies for generations to come at aecom.com and @AECOM.

Forward-Looking Statements

All statements in this communication other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including any statements of the plans, strategies and objectives for future operations, profitability, strategic value creation, coronavirus impacts, risk profile and investment strategies, and any statements regarding future economic conditions or performance, and the expected financial and operational results of AECOM. Although we believe that the expectations reflected in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Important factors that could cause our actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in our forward-looking statements include, but are not limited to, the following: our business is cyclical and vulnerable to economic downturns and client spending reductions; impacts caused by the coronavirus and the related economic instability and market volatility, including the reaction of governments to the coronavirus, including any prolonged period of travel, commercial or other similar restrictions, the delay in commencement, or temporary or permanent halting of construction, infrastructure or other projects, requirements that we remove our employees or personnel from the field for their protection, and delays or reductions in planned initiatives by our governmental or commercial clients or potential clients; losses under fixed-price contracts; limited control over operations run through our joint venture entities; liability for misconduct by our employees or consultants; failure to comply with laws or regulations applicable to our business; maintaining adequate surety and financial capacity; potential high leverage and inability to service our debt and guarantees; ability to continue payment of dividends; exposure to political and economic risks in different countries, including tariffs; currency exchange rate and interest fluctuations; retaining and recruiting key technical and management personnel; legal claims; inadequate insurance coverage; environmental law compliance and adequate nuclear indemnification; unexpected adjustments and cancellations related to our backlog; partners and third parties who may fail to satisfy their legal obligations; AECOM Capital real estate development projects; managing pension cost; cybersecurity issues, IT outages and data privacy; risks associated with the benefits and costs of various dispositions such as the sale of our Management Services, self-perform at-risk civil infrastructure power construction, and oil and gas construction businesses, including the risk that purchase price adjustments, if any, from those transactions could be unfavorable and any future proceeds owed to us as part of those transactions could be lower than we expect; as well as other additional risks and factors that could cause actual results to differ materially from our forward-looking statements set forth in our reports filed with the Securities and Exchange Commission. Any forward-looking statements are made as of the date hereof. We do not intend, and undertake no obligation, to update any forward-looking statement.

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